UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2023

SYNEOS HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36730	27-3403111
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1030 Sync Street Morrisville, North Carolina	27560-5468
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 876-9300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	SYNH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On September 28, 2023, pursuant to that certain Agreement and Plan of Merger, dated as of May 10, 2023 (the “Merger Agreement”), by and among Syneos Health, Inc., a Delaware corporation (the “Company”), Star Parent, Inc., a Delaware corporation (“Parent”), Star Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), Merger Sub merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation and a wholly owned subsidiary of Parent.

Pursuant to the terms of the Merger Agreement, at the effective time of the Merger (the “Effective Time”) and as a result of the Merger, each share of Class A common stock of the Company (“Common Stock”) issued and outstanding immediately prior to the Effective Time was cancelled and extinguished and, except with respect to shares held by Parent or any subsidiary of Parent (or any of their respective subsidiaries), by a subsidiary of the Company, in the treasury of the Company or by a stockholder who properly exercised and perfected appraisal of his, her or its shares under Delaware law, automatically converted into and thereafter represented the right to receive $43.00 in cash without interest and minus any applicable withholding taxes (the “Merger Consideration”).

In addition, immediately prior to the Effective Time and as a result of the Merger:

•

Company Options. (a) each option to purchase shares of Common Stock with a per share exercise price that was less than the Merger Consideration that was outstanding and unexercised immediately prior to the Effective Time, whether vested or unvested, was cancelled, terminated, and converted into the right to receive a cash payment (without interest) equal to the product of (i) the Merger Consideration, net of the applicable per share exercise price, and (ii) the aggregate number of shares of Common Stock subject to the option, less any applicable withholding taxes and (b) each option to purchase shares of Common Stock with a per share exercise price that was equal to or greater than the Merger Consideration that was outstanding and unexercised immediately prior to the Effective Time, whether vested or unvested, was automatically terminated and cancelled for no consideration.

•

Company Restricted Stock Unit Awards and Performance Stock Unit Awards. Each award of restricted stock units (“RSUs”) and performance stock units (“PSUs”) covering shares of Common Stock that was outstanding immediately prior to the Effective Time (other than the Specified Awards (as defined below)), was cancelled, terminated, and converted into a contingent right to receive an amount in cash (without interest) (a “Contingent Cash Award”) equal to the product of (i) the Merger Consideration and (ii) the aggregate number of shares of Common Stock subject to the award (with any performance-based goals with respect to PSU awards deemed to be achieved at the “target” level of performance or based on the actual level of achievement of performance goals, in each case, as set forth in the applicable PSU award agreement) (such amount, the “Award Consideration”), less any applicable withholding taxes. Each Contingent Cash Award will vest and become payable pursuant to the same time-vesting schedule applicable to the underlying RSU award or PSU award from which it was converted (including any accelerated vesting terms and conditions), subject to the holder’s continued employment with or service to Parent and its subsidiaries through the applicable vesting date.

•

Specified Awards. Certain RSU awards and PSU awards set forth in the disclosure schedules delivered in connection with the Merger Agreement (the “Specified Awards”) that were outstanding immediately prior to the Effective Time were cancelled, terminated and converted into the right to receive a cash payment (without interest) equal to the Award Consideration, less any applicable withholding taxes, subject to claw-back if the holder’s employment is terminated by the Company for “cause” or by the holder without “good reason,” in either case prior to the first anniversary of the Effective Time. Holders of Specified Awards will receive an aggregate amount in cash not to exceed $20,000,000, with any remaining value converted into a Contingent Cash Award.

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth in the Explanatory Note of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Parent funded the acquisition through equity and debt financing. Additional information regarding the equity and debt financing is contained in the definitive proxy statement of the Company (the “Proxy Statement”), filed with the Securities and Exchange Commission (the “SEC”) on June 27, 2023, and the supplemental disclosure to the proxy statement of the Company (the “Proxy Supplement”), filed with the SEC on July 26, 2023, each of which are incorporated herein by reference.

On September 28, 2023, Parent, as the borrower, entered into that certain Credit Agreement with Goldman Sachs Bank USA, as administrative agent and collateral agent, the lenders from time to time party thereto, the guarantors from time to time party thereto and the other parties from time to time party thereto (the “New Credit Agreement”), which provides for (i) a senior secured term loan facility in an aggregate principal amount equal to $2.7 billion and (ii) a senior secured revolving credit facility in an aggregate principal amount equal to $500 million. The Company and certain of its subsidiaries are guarantors under the New Credit Agreement. The obligations under the Credit Agreement are secured on a first priority basis by substantially all assets of the borrower and the guarantors (subject to certain exclusions and exceptions). The Credit Agreement includes representations and warranties, covenants, events of default and other provisions that are customary for facilities of these types.

On September 28, 2023, Parent issued $1,000,000,000 aggregate principal amount of 9.00% Senior Secured Notes due 2030 (the “Notes”). The Notes are secured on a first priority basis by substantially all assets of the borrower and the guarantors (subject to certain exclusions and exceptions). The indenture governing the Notes includes representations and warranties, covenants, events of default and other provisions that are customary for facilities of these types.

Item 1.02.	Termination of Material Definitive Agreements.

The information provided in the Explanatory Note of this Current Report on Form 8-K (this “Report”) is incorporated herein by reference.

On September 28, 2023, in connection with the consummation of the Merger, the Company repaid in full all outstanding loans, together with interest and all other amounts due in connection with such repayment, under that certain Amended and Restated Credit Agreement, dated as of November 4, 2022 among the Company, as administrative borrower, Syneos Health US, Inc., as borrower, the lenders party thereto from time to time, and JPMorgan Chase Bank, N.A., as administrative agent and collateral agent (as amended, modified or otherwise supplemented) (the “Company Credit Agreement”), and terminated all commitments thereunder. The termination of the Company Credit Agreement became effective at the Effective Time.

On September 28, 2023, in connection with the consummation of the Merger, the Company repaid in full all outstanding loans, together with interest and all other amounts due in connection with such repayment, under that certain Receivables Financing Agreement, dated as of June 29, 2018 among Syneos Health Receivables, LLC, as borrower, PNC Bank, National Association, as administrative agent, and the various other parties thereto (as amended, modified or otherwise supplemented) (the “Company Receivables Financing Agreement”), and terminated all commitments thereunder. The termination of the Company Receivables Financing Agreement became effective at the Effective Time.

On September 28, 2023, in connection with the consummation of the Merger, the Company satisfied and discharged all of its obligations under that certain Indenture, dated as of November 24, 2020, among the Company, each of the guarantors party thereto and Wells Fargo Bank, National Association, as trustee (together with any supplemental indentures thereunder and including the terms and provisions of the Senior Notes due 2029 issued thereunder, the “Company 2029 Indenture”), and delivered and irrevocably deposited funds sufficient for the redemption of all outstanding Senior Notes due 2029 issued by the Company under the Company 2029 Indenture into trust for the benefit of the holders thereof.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information provided in the Explanatory Note of this Report is incorporated herein by reference.

The Proxy Statement and the Proxy Supplement contain additional information about the Merger and the other transactions contemplated by the Merger Agreement, including information concerning the interests of directors, executive officers and affiliates of the Company in the Merger.

The foregoing description of the Merger Agreement and the Merger is not complete and is subject to and qualified in its entirety by reference to the full text of the Merger Agreement, which is included as Exhibit 2.1 to this Report and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information provided in the Explanatory Note and Item 2.01 of this Report is incorporated herein by reference.

On September 28, 2023, in connection with the consummation of the Merger, the Company notified The Nasdaq Stock Market LLC (“Nasdaq”) that a certificate of merger was filed with the Secretary of State of the State of Delaware for purposes of consummating the Merger. The Company requested that Nasdaq file with the SEC a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 in order to effect the delisting of the Common Stock from Nasdaq and the deregistration of the Common Stock under Section 12(b). As a result, trading of the Common Stock, which traded under the ticker symbol “SYNH” on Nasdaq, was suspended prior to the opening of trading on Nasdaq on September 28, 2023.

Upon effectiveness of the Form 25, the Company intends to file a Certification and Notice of Termination on Form 15 with the SEC to deregister the Company’s Common Stock and suspend the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03.	Material Modification to Rights of Security Holders.

The information provided in the Explanatory Note, Item 2.01, Item 3.01, Item 5.01 and Item 5.03 of this Report is incorporated herein by reference.

At the Effective Time, each holder of Common Stock outstanding immediately prior to the Effective Time ceased to have any rights as a stockholder of the Company (other than the right to receive the Merger Consideration for such shares pursuant to the terms of the Merger Agreement).

Item 5.01.	Changes in Control of Registrant.

The information provided in the Explanatory Note, Item 1.01, Item 2.01 and Item 5.02 of this Report is incorporated herein by reference.

As a result of the consummation of the Merger, a change of control of the Company occurred and the Company became a wholly owned subsidiary of Parent.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Directors

Immediately prior to the Effective Time, in connection with the consummation of the Merger and in accordance with the Merger Agreement, each member of the Company’s board of directors (except for Michelle Keefe), resigned from and ceased serving on the Company’s board of directors and any and all committees thereof. No director resigned as a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. The members of the Company’s board of directors immediately prior to the Effective Time were John M. Dineen, Barbara W. Bodem, Bernadette Connaughton, Michelle Keefe, William E. Klitgaard, Kenneth F. Meyers, Matthew E. Monaghan, David Wilkes, M.D., and Alfonso G. Zulueta.

In connection with the consummation of the Merger and in accordance with the terms of the Merger Agreement, Colin Shannon, Michelle Keefe, Jim Momtazee, Justin Sabet-Peyman, Marc Steinberg, Chris Hsu, James Dimitri, and Sumit Khatod became the directors of the Company, effective as of the Effective Time.

Equity Incentive Plans

In accordance with the terms of the Merger Agreement, immediately prior to the Effective Time, each of the following equity compensation plans of the Company was terminated: (i) the 2018 Equity Incentive Plan, (ii) the Double Eagle Parent, Inc. 2016 Omnibus Equity Incentive Plan, (iii) the INC Research Holdings, Inc. 2010 Equity Incentive Plan, (iv) the INC Research Holdings, Inc. 2014 Equity Incentive Plan and (v) the 2016 Employee Stock Purchase Plan.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information provided in the Explanatory Note and Item 2.01 of this Report is incorporated herein by reference.

In accordance with the terms of the Merger Agreement, at the Effective Time, the certificate of incorporation of the Company in effect immediately prior to the Effective Time continued to be the certificate of incorporation of the Company as the surviving corporation following the consummation of the Merger and the by-laws of the Company were amended and restated in their entirety to be in the form of the Fifth Amended and Restated Bylaws of the Company, as set forth in Exhibits 3.1 and 3.2 hereto, respectively, which are incorporated by reference into this Item 5.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of May 10, 2023, by and among Syneos Health, Inc., Star Parent, Inc., and Star Merger Sub, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed with the SEC on May 10, 2023 (File No. 001-36730))

3.1	Certificate of Incorporation of Syneos Health, Inc.

3.2	Fifth Amended and Restated Bylaws of Syneos Health, Inc.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

*

The schedules to the Agreement and Plan of Merger have been omitted from this filing pursuant to Item 601(a)(5) of Regulation S-K. The Company will furnish copies of any such schedules to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNEOS HEALTH, INC.

Date: September 28, 2023	By:	/s/ Jonathan Olefson
Name: Jonathan Olefson
Title: General Counsel and Corporate Secretary